Exhibit 99

FOR RELEASE 6:00 AM EDT, August 6, 2010

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                  (304) 530-0552
Email:                           rtissue@SummitFGI.com

SUMMIT FINANCIAL GROUP REPORTS 2010 SECOND QUARTER RESULTS

MOOREFIELD, WV – August 6, 2010 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. ("Company" or "Summit") (NASDAQ: SMMF) today reported a second quarter net loss applicable to common shares of $2.95 million, or ($0.40) per diluted share, compared to a net loss of $3.45 million, or ($0.46) per diluted share for the second quarter of 2009. For the first six months of 2010, the Company recorded a net loss applicable to common shares of $2.91 million, or ($0.39) per diluted share, compared to a net loss of $1.69 million, or ($0.23) per diluted share for the first six-months of 2009.

H. Charles Maddy III, President and Chief Executive Officer of Summit, commented, “We remain disappointed by our operating results. However, there are some signs of improved real estate sales activity in our northern Virginia markets -- albeit valuations remain depressed. This past quarter, we sold $11 million of our problem assets, and we have another $11 million of nonperforming assets under contract which we expect to dispose of during the current quarter. We continue to aggressively manage our nonperforming assets through a combination of asset sales, loan work-outs and charge-offs.

 “Our earnings continue to be reduced by higher provisions for loan losses, foregone interest income on nonperforming assets, and expenses associated with the administration and resolution of our problem asset portfolio. We have managed to offset much of the impact through improved efficiencies and a reduction in funding costs. Our portfolio of local deposits has grown significantly over the past year, allowing us to reduce our reliance on short-term borrowings in absolute dollar terms and as a percent of total deposits, enabling us to maintain a reasonably stable net interest margin over the past year.”

Results from Operations

Second quarter 2010 total revenue, consisting of net interest income and noninterest income, was $11.6 million compared to $8.8 million reported for the second quarter of 2009. Net interest income was $9.94 million, down 10.5 percent from the $11.1 million earned in the year-ago quarter; the decline resulted from the combined impact of a lower net interest margin, down eight basis points year over year to 2.92 percent, as well as a 7.7 percent decline in average earnings assets, to $1.41 billion.

Noninterest income for the second quarter of 2010 was $1.68 million compared to a negative $2.34 million for the second quarter of 2009. Excluding one-time net charges of $0.94 million for the 2010 second quarter related to a $2.2 million write-down of foreclosed property, partially offset by a $1.26 million gain on the sale of securities, and for the second quarter of 2009, excluding an other-than-temporary impairment (“OTTI”) charge of $4.8 million, second quarter 2010 noninterest income from operations was $2.6 million, up 8.0 percent from the prior-year second quarter noninterest income from operations of $2.4 million.

The provision for loan losses was $8.5 million for the second quarter of 2010, and $13.9 million for 2010 year-to-date; this compares with a 2009 second quarter provision of $5.5 million and $9.5 million for the 2009 six-month period. Summit continues to build its loan loss reserves in addition to recording an aggressive level of charge-offs: $10 million year-to-date. The loan loss reserve now stands at $20.8 million, or 1.91 percent of total loans, compared to 1.21 percent at June 30, 2009.

Second quarter 2010 noninterest expense was $7.7 million, a decrease of $1.0 million, or 12.1 percent, from the $8.7 million recorded in the second quarter of 2009, which included the impact of the FDIC special assessment of $735,000 in Q2 2009. Salaries and employee benefit expense, the largest component of noninterest expense, declined by $0.47 million, or 10.9 percent, from the year-ago quarter due to compensation freezes and staff reductions.

Balance Sheet

Total assets at June 30, 2010 were $1.52 billion, a decline of approximately $64 million, or four percent over the past year, and $17 million, or one percent, from the previous quarter. Total loans, net of unearned interest and fees, were $1.09 billion at June 30, 2010, down $94.1 million from June 30, 2009 and $44.5 million from the linked quarter. Over the past twelve months, all loan categories experienced declines, in particular, construction and development (“C&D”) loans declined by $40 million, or 22 percent, and commercial real estate (“CRE”) declined by $27 million, or six percent. The majority of decline in CRE loans took place in the most recent quarter -- $23.8 million -- while C&D loans declined consistently throughout the past four quarters. CRE remains Summit’s largest loan category, at $432 million, or 40 percent of total loans at June 30, 2010, followed by residential real estate loans, at $363 million, or 33 percent of the total. C&D loans declined from 13.2 percent of the total portfolio at June 30, 2010 to 15.5 percent at June 30, 2009.

Retail deposits were $781 million at June 30, 2010, up $75 million, or 10.6 percent, over the past twelve months; the majority of this growth occurred in the fourth quarter of 2009, as fourth quarter savings/money market (“Savings”) accounts increased by $72.7 million. Over the past four quarters, Savings accounts grew by $90.4 million, enabling Summit to reduce short-term FHLB advances by $102 million. At June 30, 2010, Savings accounted for 25 percent of retail deposits, or $196.2 million, compared with 15 percent for the year-ago quarter.

In addition to the $102 million decline in short-term FHLB advances, Summit reduced the balances of other borrowed funds by $43 million, including repayment of $8 million of brokered deposits (down 3.2 percent) and $35 million of long-term borrowings.

Asset Quality

At June 30, 2010, nonperforming assets (“NPAs”), consisting of nonperforming loans and repossessed assets, were $111.8 million, or 7.4 percent of total assets, compared to $106.4 million (6.9 percent of total assets) for the previous quarter and $82.1 million (5.2 percent of total assets) for June 30, 2009. Approximately 90 percent of Summit’s $111.8 million of NPAs consist of C&D (residential and commercial combined) and CRE problem credits: $69.8 million and $30.4 million, respectively, of total NPAs. This compares to C&D and CRE-related problem assets of $44.4 million and $27.8 million, respectively, for the year-ago quarter.

At June 30, 2010, nonperforming loans were $42.0 million, a decline of $13.5 million, or 24.4 percent, while foreclosed and repossessed assets (“OREO”) totaled $69.8 million, up $19.0 million, or 37.3 percent, from the linked quarter. Of the total $69.8 million of OREO at June 30, 2010, foreclosed CRE and C&D assets accounted for $15.0 million and $50.7 million, respectively.

Residential real estate and commercial (“C&I”) assets accounted for the remainder of the nonperforming asset portfolio. As of June 30, 2010, nonperforming residential real estate assets totaled $9.9 million, while C&I nonaccrual loans were $1.3 million.

At June 30, 2010, net loan charge-offs were $5.6 million, or 1.94 percent of average loans annualized, compared to $4.5 million (1.57 percent annualized) and $13.2 million (4.37 percent annualized) for March 31, 2010 and June 30, 2009, respectively. Since year-end 2009, Summit has charged-off $10.5 million of loans while growing the allowance for loan losses by $3.8 million.  As of June 30, 2010, the allowance for loan losses stood at $20.8 million, or 1.91 percent of total loans, compared to 1.58 percent in the linked-quarter and 1.47 percent at 2009 year-end.

Capital Adequacy

Shareholders' equity at June 30, 2010 was $88.9 million compared to $83.8 million at June 30, 2009. Summit’s depository institution, Summit Community Bank, continues to exceed regulatory requirements for a "well capitalized" institution and is in compliance with all regulatory capital requirements; at June 30, 2010, its Total risk-based capital ratio was 12.02 percent, while its Tier 1 leverage capital ratio was 8.05 percent compared to 10.76% and 7.23%, respectively, at June 30, 2009. Total common shares outstanding as of June 30, 2010 were 7,425,472.

In conclusion, Mr. Maddy commented, "We are managing our business to conserve capital while we address a level of problem assets that remains stubbornly high. The hard lessons learned through this downturn should position us for higher performance in future quarters, and our results should reflect these improvements as the economy returns to a more normal state.”

About the Company

Summit Financial Group, Inc., a financial holding company with total assets of $1.5 billion, operates fifteen banking locations through its wholly-owned community bank, Summit Community Bank, headquartered in Moorefield, West Virginia.  Summit also operates Summit Insurance Services, LLC headquartered in Moorefield, West Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties.  Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, unrealized OREO writedowns, and FDIC special assessment included in its Statements of Income.  Management deems these items to be unusual in nature and believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2010 vs Q2 2009

	For the Quarter Ended		Percent
Dollars in thousands	6/30/2010	6/30/2009	Change
Condensed Statements of Income
Interest income
Loans, including fees	$16,614	$18,050	-8.0%
Securities	3,592	4,710	-23.7%
Other	2	1	NM
Total interest income	20,208	22,761	-11.2%
Interest expense
Deposits	5,378	6,358	-15.4%
Borrowings	4,894	5,296	-7.6%
Total interest expense	10,272	11,654	-11.9%
Net interest income	9,936	11,107	-10.5%
Provision for loan losses	8,500	5,500	54.5%
Net interest income after provision
for loan losses	1,436	5,607	-74.4%
Noninterest income
Insurance commissions	1,223	1,283	-4.7%
Service fee income	828	857	-3.4%
Realized securities gains (losses)	1,256	39	NM
Other-than-temporary impairment of securities	-	(4,768)	NM
Unrealized writedown OREO	(2,194)	-	NM
Other income	568	247	130.0%
Total noninterest income	1,681	(2,342)	-171.8%
Noninterest expense
Salaries and employee benefits	3,839	4,308	-10.9%
Net occupancy expense	509	466	9.2%
Equipment expense	634	527	20.3%
Professional fees	262	403	-35.0%
FDIC premiums	625	1,245	-49.8%
Other expenses	1,787	1,760	1.5%
Total noninterest expense	7,656	8,709	-12.1%
Income before income taxes	(4,539)	(5,444)	-16.6%
Income taxes	(1,661)	(1,994)	-16.7%
Net income (loss)	(2,878)	(3,450)	-16.6%
Preferred stock dividends	74	-	NM

Net income (loss) applicable to common shares	$(2,952)	$(3,450)	-14.4%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2010 vs Q2 2009

	For the Quarter Ended		Percent
	6/30/2010	6/30/2009	Change
Per Share Data
Earnings per share from continuing operations
Basic	$(0.40)	$(0.47)	-14.9%
Diluted	$(0.40)	$(0.46)	-13.0%

Average shares outstanding
Basic	7,425,472	7,419,974	0.1%
Diluted	7,425,472	7,431,969	-0.1%

Performance Ratios
Return on average equity (A)	-13.16%	-16.13%	-18.4%
Return on average assets	-0.75%	-0.86%	-12.8%
Net interest margin	2.92%	3.00%	-2.7%
Efficiency ratio (B)	59.14%	56.50%	4.7%

NOTE (A) – Net income divided by total shareholders equity less preferred equity.

NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2010 vs 2009

	For the Six Months Ended		Percent
Dollars in thousands	6/30/2010	6/30/2009	Change
Condensed Statements of Income
Interest income
Loans, including fees	$33,654	$36,303	-7.3%
Securities	7,185	9,447	-23.9%
Other	13	1	NM
Total interest income	40,852	45,751	-10.7%
Interest expense
Deposits	10,876	12,979	-16.2%
Borrowings	9,809	10,330	-5.0%
Total interest expense	20,685	23,309	-11.3%
Net interest income	20,167	22,442	-10.1%
Provision for loan losses	13,850	9,500	45.8%
Net interest income after provision
for loan losses	6,317	12,942	-51.2%
Noninterest income
Insurance commissions	2,432	2,627	-7.4%
Service fee income	1,535	1,593	-3.6%
Realized securities gains (losses)	1,520	295	NM
Other-than-temporary impairment of securities	(29)	(4,983)	NM
Unrealized writedown OREO	(2,194)	-	NM
Other income	934	567	64.7%
Total noninterest income	4,198	99	NM
Noninterest expense
Salaries and employee benefits	7,563	8,587	-11.9%
Net occupancy expense	1,031	1,063	-3.0%
Equipment expense	1,264	1,095	15.4%
Professional fees	536	737	-27.3%
FDIC premiums	1,450	1,628	-10.9%
Other expenses	3,422	3,350	2.1%
Total noninterest expense	15,266	16,460	-7.3%
Income (loss) before income taxes	(4,751)	(3,419)	39.0%
Income taxes	(1,993)	(1,734)	14.9%
Net income (loss)	(2,758)	(1,685)	63.7%
Preferred stock dividends	148	-	NM

Net income (loss) applicable to common shares	$(2,906)	$(1,685)	72.5%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2010 vs 2009

	For the Six Months Ended		Percent
	6/30/2010	6/30/2009	Change
Per Share Data
Earnings per share
Basic	(0.39)	(0.23)	69.6%
Diluted	(0.39)	(0.23)	69.6%

Average shares outstanding
Basic	7,425,472	7,417,642	0.1%
Diluted	7,425,472	7,433,494	-0.1%

Performance Ratios
Return on average equity (A)	-6.29%	-3.89%	61.7%
Return on average assets	-0.36%	-0.21%	71.4%
Net interest margin	2.96%	3.02%	-2.0%
Efficiency ratio (B)	58.45%	55.56%	5.2%

NOTE (A) – Net income divided by total shareholders equity less preferred equity.

NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Condensed Statements of Income
Interest income
Loans, including fees	$16,614	$17,040	$17,480	$18,061	$18,050
Securities	3,592	3,594	3,882	4,351	4,710
Other	2	11	6	5	1
Total interest income	20,208	20,645	21,368	22,417	22,761
Interest expense
Deposits	5,378	5,498	5,878	6,094	6,358
Borrowings	4,894	4,915	5,286	5,427	5,296
Total interest expense	10,272	10,413	11,164	11,521	11,654
Net interest income	9,936	10,232	10,204	10,896	11,107
Provision for loan losses	8,500	5,350	6,825	4,000	5,500
Net interest income after provision
for loan losses	1,436	4,882	3,379	6,896	5,607
Noninterest income
Insurance commissions	1,223	1,209	1,164	1,254	1,283
Service fee income	828	707	878	859	857
Realized securities gains (losses)	1,256	264	773	428	39
Other-than-temporary impairment of securities	-	(29)	(383)	-	(4,768)
Unrealized writedown OREO	(2,194)	-	-	-	-
Other income	568	365	437	291	247
Total noninterest income	1,681	2,516	2,869	2,832	(2,342)
Noninterest expense
Salaries and employee benefits	3,839	3,723	3,459	3,862	4,308
Net occupancy expense	509	521	484	484	466
Equipment expense	634	629	529	527	527
Professional fees	262	274	342	330	403
FDIC premiums	625	825	935	660	1,245
Other expenses	1,787	1,638	1,822	2,004	1,760
Total noninterest expense	7,656	7,610	7,571	7,867	8,709
Income (loss) before income taxes	(4,539)	(212)	(1,323)	1,861	(5,444)
Income taxes	(1,661)	(332)	(889)	458	(1,994)
Net income (loss)	(2,878)	120	(434)	1,403	(3,450)
Preferred stock dividends	74	74	74	-	-
Net income (loss) applicable to common shares	$(2,952)	$46	$(508)	$1,403	$(3,450)

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Per Share Data
Earnings per share
Basic	$(0.40)	$0.01	$(0.07)	$0.19	$(0.47)
Diluted	$(0.40)	$0.01	$(0.07)	$0.19	$(0.46)

Average shares outstanding
Basic	7,425,472	7,425,472	7,425,472	7,425,472	7,419,974
Diluted	7,425,472	7,425,472	7,425,472	7,432,584	7,431,969

Performance Ratios
Return on average equity (A)	-13.16%	0.20%	-2.21%	6.49%	-16.13%
Return on average assets	-0.75%	0.01%	-0.13%	0.35%	-0.86%
Net interest margin	2.92%	3.00%	2.83%	2.99%	3.00%
Efficiency ratio - (B)	59.14%	57.78%	57.33%	56.27%	56.50%

NOTE (A) – Net income divided by total shareholders equity less preferred equity.

NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data
	For the Quarter Ended
Dollars in thousands, except per share amounts	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Assets
Cash and due from banks	$4,190	$5,163	$6,813	$4,415	$4,281
Interest bearing deposits other banks	24,810	9,032	34,247	6,195	10,505
Securities	258,971	262,566	271,654	285,156	289,267
Loans, net	1,065,118	1,112,526	1,137,336	1,156,432	1,165,653
Property held for sale	69,478	50,562	40,293	31,193	20,435
Intangible assets	9,178	9,265	9,353	9,441	9,529
Other assets	87,861	87,382	84,929	84,961	84,240
Total assets	$1,519,606	$1,536,496	$1,584,625	$1,577,793	$1,583,910

Liabilities and Shareholders' Equity
Retail deposits	$780,809	$776,251	$775,524	$702,785	$705,953
Brokered time deposits	240,329	234,785	241,814	267,237	248,271
Short-term borrowings	2,739	27,456	49,739	73,733	104,718
Long-term borrowings and
subordinated debentures	397,564	397,724	417,881	433,037	432,391
Other liabilities	9,311	9,746	9,007	9,064	8,824
Shareholders' equity	88,854	90,534	90,660	91,937	83,753
Total liabilities and shareholders' equity	$1,519,606	$1,536,496	$1,584,625	$1,577,793	$1,583,910

Book value per common share (A)	$10.97	$11.18	$11.19	$11.35	$11.28
Tangible book value per common share (A)	$9.84	$10.03	$10.04	$10.18	$10.00
Tangible equity / Tangible assets	5.3%	5.3%	5.2%	5.3%	4.7%

NOTE: (A) – Assumes conversion of convertible preferred stock

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Commercial	$117,334	$121,514	$122,508	$125,743	$126,661
Commercial real estate	432,321	456,120	465,037	457,669	459,671
Construction and development	143,907	151,281	162,080	176,783	183,733
Residential real estate	362,649	370,713	372,867	376,440	376,019
Consumer	25,968	26,974	28,203	29,555	30,179
Other	5,540	5,685	5,652	6,087	5,760
Total loans	1,087,719	1,132,287	1,156,347	1,172,277	1,182,023
Less unearned fees and interest	1,833	1,918	2,011	1,997	2,065
Total loans net of unearned fees and interest	1,085,886	1,130,369	1,154,336	1,170,280	1,179,958
Less allowance for loan losses	20,768	17,843	17,000	13,848	14,305
Loans, net	$1,065,118	$1,112,526	$1,137,336	$1,156,432	$1,165,653

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Retail Deposit Composition

Dollars in thousands	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Non interest bearing checking	$73,519	$71,100	$74,119	$68,929	$69,878
Interest bearing checking	142,771	148,657	148,587	154,683	152,498
Savings	196,224	198,303	188,419	115,767	105,828
Time deposits	368,295	358,191	364,399	363,406	377,749
Total retail deposits	$780,809	$776,251	$775,524	$702,785	$705,953

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information
	For the Quarter Ended
Dollars in thousands	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Gross loan charge-offs	$5,907	$4,606	$3,864	$4,586	$13,288
Gross loan recoveries	(332)	(99)	(192)	(127)	(98)
Net loan charge-offs	$5,575	$4,507	$3,672	$4,459	$13,190

Net loan charge-offs to average loans (annualized)	1.94%	1.57%	1.25%	1.51%	4.37%
Allowance for loan losses	$20,768	$17,843	$17,000	$13,848	$14,305
Allowance for loan losses as a percentage
of period end loans	1.91%	1.58%	1.47%	1.18%	1.21%
Nonperforming assets:
Nonperforming loans
Commercial	$1,347	$511	$431	$431	$680
Commercial real estate	15,387	33,907	35,217	22,684	23,287
Commercial construction and development	812	9,668	11,553	10,354	11,156
Residential construction and development	18,307	7,018	14,775	16,730	18,352
Residential real estate	6,125	4,220	4,563	8,578	8,116
Consumer	23	209	403	75	107
Total nonperforming loans	42,001	55,533	66,942	58,852	61,698
Foreclosed properties
Commercial real estate	15,011	5,086	4,788	4,873	4,561
Commercial construction and development	16,213	4,814	2,028	1,903	903
Residential construction and development	34,506	36,447	30,230	23,375	14,001
Residential real estate	3,748	4,215	3,247	1,042	970
Total foreclosed properties	69,478	50,562	40,293	31,193	20,435
Other repossessed assets	333	291	269	1	11
Total nonperforming assets	$111,812	$106,386	$107,504	$90,046	$82,144

Nonperforming loans to period end loans	3.86%	4.90%	5.79%	5.02%	5.22%
Nonperforming assets to period end assets	7.36%	6.92%	6.78%	5.71%	5.19%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q2 2010 vs Q2 2009
	Q2 2010			Q2 2009
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,116,980	$16,533	5.94%	$1,198,606	$17,936	6.00%
Tax-exempt	6,070	123	8.13%	8,312	171	8.25%
Securities
Taxable	247,404	3,226	5.23%	273,515	4,194	6.15%
Tax-exempt	41,156	685	6.75%	46,466	782	6.75%
Interest bearing deposits other banks
and Federal funds sold	1,075	2	0.75%	3,454	1	0.12%
Total interest earning assets	1,412,685	20,569	5.84%	1,530,353	23,084	6.05%

Noninterest earning assets
Cash & due from banks	13,454			20,355
Premises & equipment	23,926			23,649
Other assets	99,812			51,378
Allowance for loan losses	(19,003)			(23,151)
Total assets	$1,530,874			$1,602,584

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$145,966	$157	0.43%	$156,957	$196	0.50%
Savings deposits	196,653	637	1.30%	100,967	430	1.71%
Time deposits	601,629	4,585	3.06%	630,290	5,732	3.65%
Short-term borrowings	16,231	20	0.49%	107,922	146	0.54%
Long-term borrowings and
subordinated debentures	397,640	4,874	4.92%	431,828	5,150	4.78%
	1,358,119	10,273	3.03%	1,427,964	11,654	3.27%
Noninterest bearing liabilities
Demand deposits	71,934			81,022
Other liabilities	9,855			8,039
Total liabilities	1,439,908			1,517,025

Shareholders' equity - preferred	3,519			-
Shareholders' equity - common	87,447			85,559
Total liabilities and
shareholders' equity	$1,530,874			$1,602,584

NET INTEREST EARNINGS		$10,296			$11,430

NET INTEREST YIELD ON EARNING ASSETS			2.92%			3.00%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2010 vs YTD 2009

	YTD 2010			YTD 2009
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,131,013	$33,491	5.97%	$1,200,625	$36,083	6.06%
Tax-exempt	6,376	247	7.81%	8,134	333	8.26%
Securities
Taxable	249,937	6,554	5.29%	285,779	8,418	5.94%
Tax-exempt	41,475	1,374	6.68%	46,254	1,559	6.80%
Interest bearing deposits other banks
and Federal funds sold	708	13	3.70%	1,882	1	0.11%
Total interest earning assets	1,429,509	41,679	5.88%	1,542,674	46,394	6.06%

Noninterest earning assets
Cash & due from banks	14,543			18,873
Premises & equipment	24,034			23,188
Other assets	92,337			48,919
Allowance for loan losses	(18,641)			(21,270)
Total assets	$1,541,782			$1,612,384

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$146,331	$330	0.45%	$155,456	$392	0.51%
Savings deposits	195,746	1,328	1.37%	88,103	770	1.76%
Time deposits	598,749	9,218	3.10%	638,556	11,817	3.73%
Short-term borrowings	30,519	78	0.52%	129,928	358	0.56%
Long-term borrowings and
subordinated debentures	399,155	9,732	4.92%	427,819	9,973	4.70%
	1,370,500	20,686	3.04%	1,439,862	23,310	3.26%
Noninterest bearing liabilities
Demand deposits	71,255			77,775
Other liabilities	8,865			8,028
Total liabilities	1,450,620			1,525,665

Shareholders' equity - preferred	3,519
Shareholders' equity - common	87,643			86,719
Total liabilities and
shareholders' equity	$1,541,782			$1,612,384

NET INTEREST EARNINGS		$20,993			$23,084

NET INTEREST YIELD ON EARNING ASSETS			2.96%			3.02%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Six Months Ended
Dollars in thousands	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net income - excluding realized securities gains, other-than-
temporary impairment of securities, unrealized OREO
writedown, and FDIC special assessment	$(2,361)	$(8)	$(2,464)	$1,731

Realized securities gains	1,256	39	1,520	295
Applicable income tax effect	(465)	(14)	(562)	(109)
Other-than-temporary impairment of securities	-	(4,768)	(29)	(4,983)
Applicable income tax effect	-	1,764	11	1,844
Unrealized OREO writedown	(2,194)	-	(2,194)	-
Applicable income tax effect	812	-	812	-
FDIC special assessment	-	(735)	-	(735)
Applicable income tax effect	-	272	-	272
	(591)	(3,442)	(442)	(3,416)
GAAP net income	$(2,952)	$(3,450)	$(2,906)	$(1,685)

Diluted earnings per share - excluding realized securities gains other-than-temporary impairment of securities, unrealized
OREO writedown, and FDIC special assessment	$(0.32)	$0.01	$(0.33)	$0.22

Realized securities gains	0.17	(0.01)	0.20	0.04
Applicable income tax effect	(0.06)	-	(0.07)	(0.01)
Other-than-temporary impairment of securities	-	(0.64)	-	(0.67)
Applicable income tax effect	-	0.24	-	0.25
Unrealized OREO writedown	(0.30)	-	(0.30)	-
Applicable income tax effect	0.11	-	0.11	-
FDIC special assessment	-	(0.10)	-	(0.10)
Applicable income tax effect	-	0.04	-	0.04
	(0.08)	(0.47)	(0.06)	(0.45)
GAAP diluted earnings per share	$(0.40)	$(0.46)	$(0.39)	$(0.23)

Total revenue - excluding realized securities gains,
other-than-temporary impairment of securities and
unrealized OREO writedown	$12,555	$13,494	$25,068	$27,229

Realized securities gains	1,256	39	1,520	295
Other-than-temporary impairment of securities	-	(4,768)	(29)	(4,983)
Unrealized OREO writedown	(2,194)	-	(2,194)	-
	(938)	(4,729)	(703)	(4,688)
GAAP total revenue	$11,617	$8,765	$24,365	$22,541

Total noninterest income - excluding realized securities
gains, other-than-temporary impairment of securities
and unrealized OREO writedown	$2,619	$2,387	$4,901	$4,787

Realized securities gains	1,256	39	1,520	295
Other-than-temporary impairment of securities	-	(4,768)	(29)	(4,983)
Unrealized OREO writedown	(2,194)	-	(2,194)	-
	(938)	(4,729)	(703)	(4,688)
GAAP total noninterest income	$1,681	$(2,342)	$4,198	$99